                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement   [ ]  Confidential, for Use of the
                                         Commission Only (as permitted by
                                         Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[X]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                PRINTRONIX, INC.
               (Name of Registrant as Specified In Its Charter)

- ----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
      or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      -------------------------------------------------------------------------
      2)  Aggregate number of securities to which transaction applies:

      -------------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      -------------------------------------------------------------------------
      4)  Proposed maximum aggregate value of transaction:

      -------------------------------------------------------------------------
      5)  Total fee paid:

      -------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

      -------------------------------------------------------------------------
      2)  Form, Schedule or Registration Statement No.:

      -------------------------------------------------------------------------
      3)  Filing Party:

      -------------------------------------------------------------------------
      4)  Date Filed:

      -------------------------------------------------------------------------

/ /              ------------------         ---------------
                   ACCOUNT NUMBER               COMMON


THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE DIRECTOR NOMINEES. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO CUMULATE AND DISTRIBUTE VOTES FOR ANY OR ALL OF THE NOMINEES NAMED BELOW FOR WHICH THE AUTHORITY TO VOTE HAS NOT BEEN WITHHELD.
- --------------------------------------------------------------------------------

 PROPOSAL 1--ELECTION OF DIRECTORS.

            R. Kleist, B. Coleman, J. Dougery, R. Gabai, E. Kelen

 / / FOR all nominees listed above (EXCEPT AS    / / WITHHOLD AUTHORITY to vote for  TO WITHHOLD AUTHORITY FOR ANY NOMINEE(S)
     INDICATED TO THE CONTRARY AT THE RIGHT).        all nominees listed above.      WRITE THE NAME(S) BELOW:

                                                                                     ------------------------------------


- -------------------------------------------------------------------------------------
 PROPOSAL 2--In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.
- -------------------------------------------------------------------------------------

                                                      Please sign exactly as name appears hereon.

                                                      ------------------------------------------------

                                                       Date:                           , 1995
                                                            ---------------------------
                                                       Please mark, date and sign as your name appears
                                                       hereon and return in the enclosed envelope. If
                                                       acting as executor, administrator, trustee,
                                                       guardian, etc., you should so indicate when
                                                       signing. If the signer is a corporation, please
                                                       sign the full corporate name, by duly authorized
                                                       officer. If a partnership, please sign in
                                                       partnership name by authorized person. If shares
                                                       are held jointly, each stockholder named must
                                                       sign.


            PLEASE MARK YOUR CHOICE LIKE THIS / / IN BLUE OR BLACK INK.



                                PRINTRONIX, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 15, 1995

The undersigned hereby appoints Robert A. Kleist and George L. Harwood as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Printronix, Inc. held of record by the undersigned on June 19, 1995, at the annual meeting of stockholders to be held on August 15, 1995 or any adjournment thereof.